Exhibit 10.7

AMENDMENT NO. 3 TO AMENDED AND RESTATED
CONSTRUCTION AND TERM LOAN AGREEMENT

        This AMENDMENT NO. 3 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of January 31, 1995, is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower, (ii) CREDIT SUISSE, NATIONAL WESTMINSTER BANK plc, THE BANK OF NOVA SCOTIA, THE SUMITOMO BANK, LIMITED, New York Branch, THE SUMITOMO TRUST AND BANKING CO., LTD., New York Branch, THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, UNION BANK, UNION BANK OF SWITZERLAND, THE FUJI BANK LIMITED, Los Angeles Agency, CREDIT LYONNAIS, New York Branch, CREDIT SUISSE. Cayman island Branch, THE TORONTO-DOMINION BANK and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and each Purchasing Institutional Lender, as Institutional Lenders, (iv) CREDIT SUISSE, New York Branch, as the Issuing Bank, (v) CREDIT SUISSE, NATIONAL WESTMINSTER BANK plc, THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agents, and (vi) CREDIT SUISSE, as Agent for the Lenders, the Institutional Lenders and the Iissuing Bank.

W I T N E S S E T H:

        WHEREAS, the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994 and Amendment No. 2 dated as of December 30, 1994 (the “Credit Agreement”), among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent sets forth, among other things, the terms and conditions upon which the Lenders and the Institutional Lenders are willing to make available to Borrower certain Loans and Institutional Loans (unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall have the meanings indicated in the Credit Agreement, and, unless otherwise specified herein, references to any “Article” or “Section” shall refer to the appropriate article or section of the Credit Agreement); and

        WHEREAS, Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent desire to amend the Credit Agreement as provided herein;

        NOW, THEREFORE, IT IS AGREED;

        Section 1.      Amendment. Subject to the limitations contained in Section 2 hereof, the Credit Agreement is hereby amended as follows:

               (a)     Section 6.1(c)(vii) is hereby amended by inserting “or such other date as requested by Borrower and approved by Agent and Institutional Agent in their sole discretion” after the word “Date” in the third line thereof.

               (b)     The second paragraph of Section 6.1(f) is hereby amended by deleting the second and third sentences thereof and by inserting in lieu thereof the following:

               “The amount of any Debt Protection Letter of Credit shall equal the amount of cash withdrawn from the Debt Protection Account. Each Debt Protection Letter of Credit shall provide that Agent may draw down the amount of such Debt Protection Letter of Credit and apply the same to satisfy payment obligations for which funds in the Debt Protection Account may be used, and upon any such drawing Agent shall draw down the full amount of all such Debt Protection Letters of Credit and deposit the amount of such drawdowns in the Debt Protection Account. After Agent shall have so drawn down on any Debt Protection Letter of Credit, Borrower shall not be entitled to deliver additional Debt Protection Letters of Credit until and unless the Debt Protection Account is funded in the full amount of the Required Debt Protection Balance.”

               (c)     Section 6.l(g) is hereby amended by inserting “or, in the event that Virginia Power’s withholding of capacity payments on the basis of forced outages is upheld by a non-appealable decision of a court of competent jurisdiction, $25,000,000” after the word “$20,000,000” in the fifth line thereof.

               (d)     The definition of “Gross Revenues” in Exhibit X is hereby amended by adding after the word “Accounts” in the last line thereof the following:

               “; provided that (i) any accrued capacity payments related to forced outages not received by Borrower during such period shall not be deemed part of Gross Revenues for such period, (ii) the reversal of any accrual for such capacity payments not received during such period shall not be a deduction from Gross Revenues for such period, and (iii) the payment of any such accrued capacity payments received by Borrower during such period shall be deemed part of Gross Revenues for such period”.

        Section 2.      Limitations. Except as expressly stated hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment No. 3 shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement.

        Section 3.      Miscellaneous.

               (a)     On and after the effective date of this Amendment No. 3, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment No. 3.

               (b)     This Amendment No. 3 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               (c)     This Amendment No. 3 shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

               (d)     All agreements, covenants, conditions and provisions of this Amendment No. 3 shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 3 as of the date first above written.

BORROWER:

WESTMORELAND-LG&E PARTNERS

By:	WESTMORELAND-ROANOKE VALLEY, L.P., as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ James S. Brown Name: James S. Brown Title:

By:	LG&E ROANOKE VALLEY, L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ S. Bradford Rives Name: S. Bradford Rives Title: Vice President And Treasurer

AGENT, CO-AGENTS AND LENDERS:

CREDIT SUISSE, as Agent, Co-Agent and Lender

By:	/s/ p.p. Roland Pfeuti Name: Roland Pfeuti Title: Associate

By:	/s/ Bryon McGregor Name: Bryon McGregor Title: Member of Senior Management

NATIONAL WESTMINSTER BANK PLC, as Co-Agent and Lender

By:	/s/ T. Patrick Holland Name: T. Patrick Holland Title: Vice President

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ Bruce A. Matheson Name: Bruce A. Matheson Title: Project Finance

THE SUMITOMO BANK, LIMITED, New York Branch as Co-Agent and Lender

By:	/s/ Yoshinori Kawamura Name: Yoshinori Kawamura Title: Joint General Manager

THE SUMITOMO TRUST AND BANKING CO., LTD.
New York Branch, as Lender

By:	/s/ Suraj P. Bhatia Name: Suraj P. Bhatia Title: Senior Vice President Manager, Project Finance Department

THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, as Lender

By:	/s/ [illegible] Name: Title:

UNION BANK, as Lender

By:	/s/ Julie Bloomfield Name: Julie Bloomfield Title: AVP

UNION BANK OF SWITZERLAND, as Lender

By:	/s/ Paul J. Brink Name: Paul J. Brink Title: Assistant Treasurer

By:	/s/ Paul G. Naumann Name: Paul G. Naumann Title: Managing Director

THE FUJI BANK LIMITED, Los Angeles Agency, as Lender

By:	/s/ [illegible] Name: Title:

CREDIT LYONNAIS, New York Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

CREDIT LYONNAIS, Cayman Island Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

THE TORONTO DOMINION BANK, as Lender

By:	/s/ Linda A. Lavin Name: Linda A. Lavin Title: Director

INSTITUTIONAL LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and Institutional Agent

By:	/s/ Joseph J. Lemanowicz Name: Joseph J. Lemanowicz Title: Vice President

ISSUING BANK:

CREDIT SUISSE, New York Branch, as Issuing Bank

By:	/s/ p.p. Roland Pfeuti Name: Roland Pfeuti Title: Associate